U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund

Institutional Class Shares

SUPPLEMENT DATED JANUARY 2, 2014

TO THE PROSPECTUS DATED AUGUST 12, 2013

Evan Smith is no longer a portfolio manager of the fund. Frank Holmes and Brian Hicks will continue to manage the fund.